EXHIBIT 10.104
                       TERM NOTE


$360,000.00
October ___, 1996
plus interest
Kansas City, Missouri


     FOR VALUE RECEIVED, the undersigned,
SYSTEMS & SERVICES TECHNOLOGIES, INC.
("Company"), a Delaware corporation, hereby promises to pay to the order of COMMERCE
BANK, N.A. ("Bank"), at its offices in Kansas
City, Missouri, and in lawful money of the United States of America and in immediately available funds, the principal sum of Three
Hundred Sixty Thousand Dollars ($360,000) and accrued interest, or so much thereof as is advanced hereunder (if less than all of the principal amount is advanced). The aggregate unpaid principal amount plus interest shall become immediately due and payable without demand or further action on the part of Bank upon the occurrence of an Event of Default as set forth under that certain Letter Agreement dated as of September 26, 1996, by and between Company and Bank.

     This Term Note shall be payable with
respect to interest only until and including
March 31, 1997. Thereafter, this Term Note shall be payable in thirty-six (36) equal monthly installments of principal (with each installment to be equal to 1/36th of the principal balance outstanding on March 31,
1997).  Principal payments (together with
accrued interest) shall commence on April 30, 1997, and shall continue on the last day of each month thereafter until March 31, 2000, when the outstanding principal balance, together with accrued interest, shall be due and payable in full.

     This Term Note shall bear interest at a
per annum variable rate equal to the Prime
Rate (as that term is defined in the Letter
Agreement) in effect from time to time.
Accrued interest shall be calculated on the actual number of days outstanding based on a year consisting of 360 days and shall be payable monthly, in arrears, and at maturity.
After any expressed or accelerated maturity, this Term Note shall bear interest at 3% above the Prime Rate, and if not paid monthly, such interest shall be compounded monthly.

     If any installment of this Term Note
shall become due and payable on a day which is not a business day of Bank, payment shall be made on the next succeeding business day of Bank.

     Company may, at any time, make principal prepayments without premium or penalty. Any such prepayments shall be applied to the monthly principal payments in inverse order of their maturities.

     The Company and all endorsers, sureties, guarantors and other persons liable hereon or who may become liable for the payment hereof, severally waive demand on the Company, presentment, notice of dishonor or nonpayment to the Company, notice of protest and any and all lack of diligence in the enforcement hereof and hereby assent to each and any extension or postponement of the time of payment, at or after maturity, or other indulgence and hereby waive any and all notice thereof.

     This Term Note is issued pursuant to the terms of the Letter Agreement and any amendments thereto, is entitled to the benefits thereof and is subject to the terms and conditions expressed therein including, without limitation, provisions concerning the acceleration of the maturity hereof upon the happening of certain stated events. The defined terms used herein shall have the same meaning as used in the Letter Agreement.

     THE COMPANY AND BANK HEREBY AGREE TO
TRIAL BY COURT AND IRREVOCABLY WAIVE JURY
TRIAL IN ANY ACTION OR PROCEEDING (INCLUDING
BUT NOT LIMITED TO ANY COUNTERCLAIM) ARISING
OUT OF OR IN ANY WAY RELATING TO OR CONNECTED
TO THIS TERM NOTE, ANY RELATIONSHIP OR
TRANSACTION BETWEEN COMPANY AND BANK, THE
ORIGINATION, ADMINISTRATION OR ENFORCEMENT OF
THE INDEBTEDNESS EVIDENCED OR SECURED BY THIS
TERM NOTE, OR ANY OTHER MATTER.

     This Term Note shall be governed by, and construed in accordance with, the laws of the State of Missouri.

     IN WITNESS WHEREOF, Company has duly
caused this Term Note to be executed and delivered at the place specified above and as of the date first written above.


                         SYSTEMS & SERVICES
TECHNOLOGIES, INC.



By:__________________________________


Title:_______________________________